CRM MUTUAL FUND TRUST

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

Supplement Dated June 24, 2019

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated October 26, 2018

This document should be read together with the Summary Prospectus, Prospectus or Statement of Additional Information (“SAI”), as applicable.

The Summary Prospectus, Prospectus and SAI are supplemented with the following information, which supersedes any contrary information:

COMPLETION OF REORGANIZATION OF CRM LARGE CAP OPPORTUNITY FUND

On June 20, 2019, shareholders of CRM Large Cap Opportunity Fund approved the reorganization of CRM Large Cap Opportunity Fund with and into CRM All Cap Value Fund. The reorganization was completed as of the close of business on June 21, 2019 and CRM Large Cap Opportunity Fund was dissolved. Accordingly, all references to CRM Large Cap Opportunity Fund are removed in their entirety from the Prospectus and SAI.

CHANGES TO INVESTMENT ADVISORY FEE AND EXPENSE CAPS FOR CRM ALL CAP VALUE FUND

Effective as of the close of business on June 21, 2019, CRM All Cap Value Fund’s investment advisory fee is reduced to 0.70% of the Fund’s average daily net assets. In addition, effective as of the close of business on June 21, 2019, the Fund’s contractual expense caps are reduced to 1.45% of the average daily net assets of Investor Shares of the Fund and 1.20% of the average daily net assets of Institutional Shares of the Fund.

The Annual Fund Operating Expenses table in the section titled “Fund Summaries - CRM All Cap Value Fund – Fees and Expenses” is replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Institutional Shares
Management fee(1)	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses(1)	0.66%	0.66%
Total Other Expenses	0.91%	0.66%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.62%	1.37%
Fee Waiver & Expense Reimbursement(2)	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver & Expense Reimbursement(2)	1.46%	1.21%

(1) Restated to reflect current fees.

(2) The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2020. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

The Expense Example table in the section titled “Fund Summaries - CRM All Cap Value Fund – Fees and Expenses” is replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$149	$495	$866	$1,908
Institutional Shares	$123	$418	$735	$1,632

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE